Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Sigma Labs, Inc., (the “Company”) on Form 10-K for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2021	By:	/s/ Mark K. Ruport
	Name:	Mark K. Ruport
	Title:	President and Chief Executive Officer (Principal Executive Officer)

Date: March 24, 2021	By:	/s/ Frank Orzechowski
	Name:	Frank Orzechowski
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)